SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-3 Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-67267-02                  13-4060788
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 1999-3 Trust

On April 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-3 Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1999, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-3 Trust relating to the distribution date of April 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2003


                             Payment Date: 04/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-3 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         70,352,010.49    6.250000%     6,413,466.99    366,416.72    6,779,883.72       0.00       0.00
                        APO           332,633.32    0.000000%        21,262.08          0.00       21,262.08       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          1,688,261.39    6.250000%        10,173.21      8,793.03       18,966.24       0.00       0.00
                        B2            788,397.73    6.250000%         4,750.77      4,106.24        8,857.00       0.00       0.00
                        B3            788,397.73    6.250000%         4,750.77      4,106.24        8,857.00       0.00       0.00
                        B4            450,745.45    6.250000%         2,716.12      2,347.63        5,063.76       0.00       0.00
                        B5            225,372.73    6.250000%         1,358.06      1,173.82        2,531.88       0.00       0.00
                        B6            338,366.33    6.250000%         2,038.94      1,762.32        3,801.27       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         74,964,185.16     -            6,460,516.94    388,706.00    6,849,222.94     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         63,938,543.50              0.00
                                APO           311,371.24              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          1,678,088.18              0.00
                                B2            783,646.96              0.00
                                B3            783,646.96              0.00
                                B4            448,029.33              0.00
                                B5            224,014.66              0.00
                                B6            336,327.38              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         68,503,668.22     -
--------------------------------------------------------------------------------

                             Payment Date: 04/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-3 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     70,352,010.49     6.250000% 060506CJ9    23.692245      1.353595    236.197930
                           APO       332,633.32     0.000000% 060506CK6    32.212004      0.000000    471.726723
Residual                   AR              0.00     6.250000% 060506CL4     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      1,688,261.39     6.250000% 060506CM2     4.902751      4.237604    808.717196
                           B2        788,397.73     6.250000% 060506CN0     4.902751      4.237604    808.717196
                           B3        788,397.73     6.250000% 060506CP5     4.902751      4.237604    808.717196
                           B4        450,745.45     6.250000% 060506CQ3     4.902751      4.237604    808.717196
                           B5        225,372.73     6.250000% 060506CR1     4.902751      4.237604    808.717196
                           B6        338,366.33     6.250000% 060506CS9     4.902751      4.237604    808.717196
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      74,964,185.16       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-3 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        68,503,632.00    68,503,632.00
Loan count                    249              249
Avg loan rate           6.668555%             6.67
Prepay amount        6,008,930.18     6,008,930.18

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        17,406.09        17,406.09
Sub servicer fees            0.00             0.00
Trustee fees               249.88           249.88


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                2,766,190.46     2,766,190.46
Special Hazard       1,395,458.80     1,395,458.80


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.323666%           100.000000%             70,684,643.81
   -----------------------------------------------------------------------------
   Junior            5.676334%             0.000000%              4,253,753.48
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   307,132.03
60 to 89 days                           0                         0.00
90 or more                              1                   211,843.90
Foreclosure                             0                         0.00

Totals:                                 2                   518,975.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,849,222.94          6,849,222.94
Principal remittance amount            6,460,516.94          6,460,516.94
Interest remittance amount               388,706.00            388,706.00